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 T. ROWE PRICE
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Growth & Income Fund, Inc.

 Supplement to prospectus dated May 1, 2000
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   Effective December 31, 2000, the Portfolio Management paragraph on page 13 of the prospectus will be replaced with the following:

   Effective December 31, 2000, Robert W. Sharps, CFA, CPA, assumed day-to-day responsibility for management of the Growth & Income Fund as chairman of the fund's Investment Advisory Committee. Mr. Sharps joined T. Rowe Price in 1996 as an investment analyst and has been a member of the fund's Investment Advisory Committee since becoming executive vice president of the fund early in 2000. He earned a B.S. in accounting from Towson State University and an M.B.A. in finance from the Wharton School of the University of Pennsylvania.
    He succeeds Stephen W. Boesel, who remains president of the fund and a member of its Advisory Committee.

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 The date of this supplement is February 2, 2001.
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